United  States Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section  13 or 15[d] of the Securities Exchange Act of 1934

January 6, 2016
 Date of Report

OAKRIDGE  GLOBAL  ENERGY  SOLUTIONS, INC.
(Exact name of Registrant as specified in its Charter)

Colorado	000-50032	94-3431032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(l.R.S. Employer Identification No

3520 Dixie Hwy. NE,
Palm Bay, FL 32905
(Address of Principal Executive Offices)

(321) 610-7959
(Registrant's Telephone Number, including area code)

NIA
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240. 14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

REFERENCES

Jn this Current Report, references to "Oakridge Global Energy Solutions, Inc.," "Oakridge,"the "Company," "we," "our," "us" and words of similar import refer to Oakridge Global Energy Solutions, Inc., the Registrant. Oak Ridge Micro-Energy , lnc., our wholly-owned Nevada subsidiary, which holds all of our patents, patents pending and proprietary and other rights to our thin film battery technology, is referred to herein as "Oak Ridge Nevada," and is also included in the references to "Oakridge," the "Company," "we," "our," and "us."

FORWARD-LOOKING   STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained herein that are not statements of hi storical fact may be deemed to be forward-looking statements. Without limiting the  foregoing,  words  such as "may," "will," "expect," "believe," "anticipate," "estimate"  or "continue"or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.

We believe that it is important to communicate our future expectations to investors and shareholders. However, there may be events in the future that we are not able to accurately predict or control, including uncertainties and events that may cause our actual results to differ materially from the expectations we have described in our forward- looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements should be considered in l ight of our reports and registration statements filed in the EDGAR Archives of the United States Securities and Exchange Commission  (the "SEC").

Item  1.01 Entry  into a Material  Definitive Agreement

Introduction

Reference our 8-K filing dated December 5, 2014 and filed December 11, 2014 for detail and background of the acquisition of the assets subject to this disclosure, specifically, 11,000,000 shares of Leclanche SA, a Swiss share corporation.

Description of Agreement

On December 18, 2015, we entered into a Share Purchase Agreement between our wholly owned subsidiary, Oakridge Global Energy Solutions (Hong Kong) Ltd., Units 306 & 307, 3/F, Wing Tuck Commercial Centre, 177- 183 Wing Lok Street, Sheung, Hong Kong ("Seller A"); and

Precept Fund Management SPC on behalf of Precept Fund Segregated Portolio, Ground Floor, Harbour Centre, P.O. Box  1569, George Town, Grand Cayman KYl-1110 (Seller B and together with  Seller A, the "Sellers"); and

Precept Fund Management SPC, Gound Floor, Harbour Centre, 42 North Church Street, George Town, Grand Cayman KYl-1110, Cayman Islands; and

Golden Partner International SA SPF, 7 Boulevard Emmanuel Servais, 2535 Luxemburg ("Purchaser") for the purchase and sale of 11,248,822 shares of Leclanche SA, ("Company").

Under the terms of the Share Purchase Agreement Oakridge has, as of the closing date of December 30, 2015 sold 11,000,000 shares of Leclanche SA to Golden Partner International SA SPF, thereby disposing of its interest in Leclanche SA .

Item 2.01 Com pletion  of Acquisition  or Disposition  of Assets.

See Item 1.01.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC

Date:	January 6, 2016	By:	Isl L. Lee Arrowood President

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